STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
STATEMENTS OF OPERATIONS
Sales	$ 7,224,242	$ 7,219,446
Cost of sales	4,489,306	4,177,268
Gross profit	2,734,936	3,042,178
Costs and expenses:
General and administrative	2,159,378	1,696,415
Selling	1,983,127	1,344,472
Total costs and expenses	4,142,505	3,040,887
Operating income (loss)	(1,407,569)	1,291
Other income - (see Note 6 & Note 7)	120,505	967,007
Interest income	37	786
Interest expense:
Related parties	(72,455)	(62,789)
Other	(209,331)	(230,299)
Total interest expense	(281,786)	(293,088)
Net income (loss)	$ (1,568,813)	$ 675,996
Net income (loss) per share basic and diluted	$ (0.05)	$ 0.02
Weighted average shares outstanding basic	30,122,738	29,061,883
Weighted average shares outstanding diluted	30,122,738	43,450,086